Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS [***].

Third Amendment

This Third Amendment (this “Third Amendment”) is entered into as of February 26th, 2026, by and between (i) Galera Therapeutics, Inc., a corporation duly incorporated under the laws of Delaware, and its Affiliate, Galera Labs, LLC, a Missouri limited liability company (collectively, “Seller”), and (ii) Biossil Inc., a corporation duly incorporated under the laws of Canada (“Buyer”). Hereinafter, “Parties” shall mean Seller and Buyer together, and “Party” shall mean either Seller or Buyer, as the context requires.

WHEREAS:

The Parties are parties to that certain Asset Purchase and Sale Agreement dated October 15th, 2025 (the “APA”).

The Parties are parties to that certain amendment to the APA dated October 20th, 2025 (the “First Amendment”).

The Parties are parties to that certain amendment to the APA dated October 27th, 2025 (the “Second Amendment”)

The Parties now desire to further amend the APA for the limited purpose of confirming and clarifying that the “Compounds” (as defined in the APA) include the full portfolio of Seller’s dismutase mimetic compounds and related assets, and expressly include, without limitation, [***].

Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the APA.

1.
Amendments to the APA

1.1.
Amendment of Definition of “Compounds”

Section 6.1 (Definitions) of the APA is amended by deleting the definition of “Compounds” in its entirety and replacing it with the following:

“Compounds” mean (a) Seller’s small molecule known as GC4419 with the chemical structure set forth on Schedule 1.5(e)-1 (“GC4419”), (b) Seller’s small molecule known as GC4711 with the chemical structure set forth on Schedule 1.5(e)-2 (“GC4711”), (c) any other dismutase mimetic small molecule owned or controlled by Seller or its Affiliates as of the date of the APA or as of the Closing (as applicable), including without limitation [***], and (d) any other small molecule owned or controlled by Seller the manufacture, use or sale of which would, absent a license thereto, infringe the claim of any Patent that covers the composition of matter for GC4419 or GC4711; and with respect to (a), through (d), any pharmaceutically acceptable salt, polymorph, crystal form, prodrug or solvate thereof. For clarity, clause (d) is in addition to, and not in limitation of, clauses (a) through (c).

1.2.
Confirmatory Clarification

The Parties acknowledge and agree that this Third Amendment is intended to confirm and clarify the Parties’ original intent under the APA that the transactions contemplated thereby include Seller’s complete portfolio of dismutase mimetic assets, including without limitation [***]. For the avoidance of doubt, the Compounds (as amended hereby) and all assets related thereto shall be treated for all purposes as though included within the “Compounds” and “Purchased Assets” (as applicable) from and as of the execution of the APA.

2.
Continuing Effect of the APA

Except as expressly amended by this Third Amendment, all other terms, provisions, rights, and obligations of the APA shall remain in full force and effect and are hereby ratified and confirmed. In the event of any conflict between this Third Amendment and the APA, this Third Amendment shall control.

3.
Counterparts

This Third Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Execution and delivery by electronic signature or PDF shall have the same force and effect as delivery of an original signed copy.

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IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first above written.

SELLER:

GALERA THERAPEUTICS, INC.

By: _/s/ J. Mel Sorensen, M.D._________

Name: J. Mel Sorensen, M.D.

Title: Chief Executive Officer and

President

GALERA LABS, LLC.

By: Galera Therapeutics, Inc., its Sole Member

By: _/s/ J. Mel Sorensen, M.D._________

Name: J. Mel Sorensen, M.D.

Title: Chief Executive Officer and

President

BUYER:

BIOSSIL INC.

By: _/s/ Anthony Mouchantaf ________

Name: Anthony Mouchantaf

Title: Chief Executive Officer

[Signature page to Third Amendment]